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                                                                    EXHIBIT 23.2



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-102320, 333-86170, 333-60023 and 333-126210) of
Bright Horizons Family Solutions, Inc. of our report dated March 28, 2005 relating to the financial statements and the financial statement schedule, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
Boston, MA
March 16, 2006